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                                                                   Exhibit 10.15

                        FIRST AMENDMENT TO LOAN AGREEMENT


         This First Amendment is made as of this 24th day of July, 1997 to the May 1, 1996 Loan Agreement (the "Agreement") by and between Implant Sciences Corporation (the "Borrower"), a Massachusetts corporation (the "Borrower"), with its principal office at 107 Audubon Road, Wakefield, Massachusetts 01880-1246 and USTrust, a Massachusetts trust company with its principal office at 30 Court Street, Boston, Massachusetts 02108 (the "Bank") in consideration of the mutual covenants contained herein and benefits to be derived herefrom. As used herein, all defined terms have the meanings attributed thereto in the Agreement, unless otherwise noted.

1.       The Agreement is hereby amended as follows:

                a. Article I, Section 1.b.ii. of the Agreement is hereby deleted and replaced in its entirety with the following:

                        "ii. Three Hundred Thousand Dollars ($300,000.00) or
                such other amounts as the Bank may set from time to time in the Bank's discretion."

                b. Article II, Section 2 the Agreement is hereby deleted and replaced in its entirety with the following:

                "II. 1997 TERM LOAN

                        2. Simultaneously with the execution of the First
                Amendment to the Agreement and in reliance upon the representations, warranties, and covenants made in the Agreement or in any other agreement, instrument or paper, the Bank shall lend the Borrower the sum of One Hundred Five Thousand Five Hundred Fifty-Five Thousand Dollars ($105,555.00) (the "1997 Term Loan") in exchange for, and repayable with interest, as provided in the Borrower's Commercial Promissory Note (the "1997 Term Note") substantially in the form of Exhibit B annexed hereto."

                c. Article III, Section 3.b. of the Agreement is hereby deleted in its entirety.

                d. Article III, Section 3.c. of the Agreement is hereby amended by deleting the reference to "Guarantor" and replacing same with a reference to Anthony J. Armini.

                e. Article III, Section 3.d.ii. of the Agreement is hereby deleted in its entirety.

                f. Article III, Sections 4.a. and 4.b. of the Agreement are hereby deleted and replaced in their entirety with the following:

                        "a. The ratio of EBIT to Debt Service shall not at any time be less than 3.0 to 1.0. EBIT shall mean the Borrower's earnings before interest and taxes plus depreciation as determined in accordance with generally accepted accounting principles; and Debt Service shall mean all principal and interest

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                        payments on account of all outstanding and anticipated
                        indebtedness owed or to be owed by the Borrower to the Bank or to other third parties.

                        b. The Borrower shall maintain a minimum Tangible Capital Base of not less than Five Hundred Thousand Dollars ($500,000.00) as of June 30, 1996, which minimum Tangible Capital Base shall increase by One Hundred Thousand Dollars ($100,000.00) at each fiscal year end thereafter. As used herein, Tangible Capital Base shall mean the Borrower's net worth less intangible assets plus subordinated debt."

2.       All references to the "Guarantor" in the Agreement are hereby deleted.

3. The Agreement is hereby amended by deleting Exhibit A and Exhibit B and substituting the annexed Exhibit A and Exhibit B in lieu thereof.

4. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect as originally constituted.

5. Each of the representations of the Borrower contained in the Agreement remain accurate and correct as of the date hereof and are hereby restated and reaffirmed.

6. The Borrower represents, warrants, and agrees that the Borrower has no defenses, counterclaims or offsets against the Bank in connection with the Agreement, the Revolving Credit Note, the 1997 Term Note or any other documents executed in connection therewith, and to the extent that the Borrower may claim that any such offsets, defenses, or counterclaims exist, the Borrower hereby WAIVES and RELEASE the Bank from the same.

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7.       This First Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

ATTEST:                              IMPLANT SCIENCES CORPORATION


 /s/ Stephen N. Bunker              By: /s/ Anthony J. Armini
 ---------------------                 -------------------------
                                       Anthony J. Armini, President


ATTEST:                                              USTRUST


 /s/ Cori DeLue                     By: /s/ Frank L. Davis III
---------------------------            -----------------------
                                       Frank L. Davis, III
                                       Vice President


                          COMMONWEALTH OF MASSACHUSETTS


Middlesex , ss.                                            August 5     , 1997
----------                                                 -------------

        Then personally appeared the above-named Anthony J. Armini and acknowledged the foregoing to be his free act and deed, before me,


                                          /s/ Diane J. Ryan
                                          -------------------------------
                                           Notary Public
                                           My commission expires:   9/29/2000


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